SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2003


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 001-16783                  95-4097995
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by VCA Antech, Inc. of the closing of the sale by VCA Antech, Inc. and certain stockholders of 1,507,500 shares of common stock pursuant to the exercise of the underwriters' over-allotment option in connection with the recent public offering of VCA Antech, Inc., as presented in the press release of February 25, 2003.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     99.1 Press Release dated February 25, 2003, announcing the closing of the sale by VCA Antech, Inc. and certain stockholders of 1,507,500 shares of common stock pursuant to the exercise of the underwriters' over-allotment option as part of the recent public offering of VCA Antech, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 26, 2003                           VCA Antech, Inc.


                                            /S/ TOMAS W. FULLER
                                            --------------------------------
                                            By:   Tomas W. Fuller
                                            Its:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

     99.1 Press Release dated February 25, 2003, announcing the closing of the sale by VCA Antech, Inc. and certain stockholders of 1,507,500 shares of common stock pursuant to the exercise of the underwriters' over-allotment option as part of the recent public offering of VCA Antech, Inc.